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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Nebraska                 000-50139                 Not applicable
------------------------         ---------          ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)

             1620 Dodge Street
               Stop Code 3198
              Omaha, Nebraska                                68197-3198
  ----------------------------------------                  ------------
  (Address of principal executive offices)                   (Zip Code)


                                 (402) 341-0500
                      ------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

None.

(C) Exhibits

EXHIBIT NO.       DOCUMENT DESCRIPTION

Exhibit 20        Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                  Report






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2003                   FIRST NATIONAL FUNDING LLC

                                         By: First National Funding Corporation,
                                             Managing Member


                                         By: /s/ Jean L. Koenck
                                             -----------------------------------
                                             Jean L. Koenck, Senior Vice
                                             President


Dated: August 15, 2003                   FIRST NATIONAL MASTER NOTE TRUST,

                                         By: First National Bank of Omaha,
                                             As Servicer of First National
                                             Master Note Trust

                                         By: /s/ Jean L. Koenck
                                             -----------------------------------
                                             Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION
NO.
20             Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
               Report